ADVISORSHARES MANAGED BITCOIN STRATEGY ETF

Schedule of Investments

September 30, 2022 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 40.1%

Alternative Investments – 40.1%
ProShares Bitcoin Strategy ETF*(a)	4,982	$59,734
Valkyrie Bitcoin Strategy ETF*	805	6,029

Total Exchange Traded Funds
(Cost $70,107)		65,763

MONEY MARKET FUND – 27.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.47%(b)
(Cost $44,580)	44,580	44,580

REPURCHASE AGREEMENT – 17.9%(c)
Daiwa Capital Markets America, dated 09/30/22, due 10/03/22, 2.96%, total to be received $29,324, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.13%, 12/22/22-8/15/2051, totaling $29,903)
(Cost $29,317)	$29,317	29,317

Total Investments – 85.2%
(Cost $144,004)		139,660
Other Assets in Excess of Liabilities – 14.8%		24,332
Net Assets – 100.0%		$163,992

ETF - Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $28,776; the aggregate market value of the collateral held by the fund is $29,317.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES MANAGED BITCOIN STRATEGY ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$65,763	$-	$-	$65,763
Money Market Fund	44,580	-	-	44,580
Repurchase Agreement	-	29,317	-	29,317
Total	$110,343	$29,317	$-	$139,660

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Alternative Investments	40.1%
Money Market Fund	27.2
Repurchase Agreement	17.9
Total Investments	85.2
Other Assets in Excess of Liabilities	14.8
Net Assets	100.0%